UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) January 6, 2009 (December 30, 2008)
CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24525	36-4159663

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA	30305

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 949-0700
n/a

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement.
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 — Financial Statements and Exhibits.
SIGNATURES
EXHIBIT LIST
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5

Section 1 — Registrant’s Business and Operations
Item 1.01 — Entry into a Material Definitive Agreement.
     Voting Agreement
     On January 6, 2009, the Company entered into a voting agreement with the Company’s Chairman, President and Chief Executive Officer, Lewis W. Dickey, Jr., certain members of his family, including John W. Dickey, the Company’s Executive Vice President and Co-Chief Operating Officer, and DBBC LLC, an entity controlled by Mr. L. Dickey (Messrs. L. Dickey and J. Dickey, together with the other members of their family party to the voting agreement and DBBC LLC, the “Dickey Stockholders”).
     The voting agreement, which was approved upon the unanimous recommendation of the independent members of the Company’s board of directors, was entered into in connection with the Company’s recent, publicly announced repurchases of shares of its Class A Common Stock, which have resulted in certain increases in the voting power of the Dickey Stockholders. Pursuant to the voting agreement, the Dickey Stockholders have agreed that (1) on any given matter submitted to a vote of the Company’s stockholders, the Dickey Stockholders will vote the number of their shares of the Company’s common stock equal to their enhanced voting position resulting from share repurchases made by the Company from and after June 2, 2008, as calculated pursuant to a formula set forth in the voting agreement, in the same relevant proportions as the non-Dickey Stockholders cast their votes as to such matter, and (2) any transactions between the Company and a Dickey Stockholder will require approval by a majority of directors independent of the Company and the Dickey Stockholders and, if any such transaction is also subject to a vote of the Company’s stockholders, by a majority of the votes then cast or entitled to be cast with respect to shares of the Company’s common stock then owned by non-Dickey Stockholders.
     The agreement will terminate upon the earlier of (1) the date the Company ceases to file periodic reports under the Securities Exchange Act of 1934, (2) the date that no Dickey Stockholder is an executive officer or director of the Company and in the aggregate the Dickey Stockholders do not own shares of the Company’s common stock representing 20% or more of the aggregate voting power of the Company’s common stock, and (3) December 31, 2018.
     The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
     Employment Agreement Amendments
     On December 31, 2008, the Company entered into amendments to each of the existing employment agreements of Lewis W. Dickey, Jr., the Company’s Chairman, President and Chief Executive Officer, John W. Dickey, the Company’s Executive Vice President and Co-Chief Operating Officer, John G. Pinch, the Company’s Executive Vice President and Co-Chief Operating Officer, and Martin R. Gausvik, the Company’s the Company’s Executive Vice President, Treasurer and Chief Financial Officer (collectively, the “Executives”). These amendments were made primarily to comply with Section 409A of the Internal Revenue Code of

1986, as amended, and the regulations promulgated thereunder (collectively, “Section 409A”). In particular, the amendments reflect, among other things, changes necessary to comply with Section 409A rules governing the time and form of certain compensatory payments. The changes to the employment agreements do not generally affect the scope or amount of benefits the Executives may be entitled to receive under their respective employment agreements.
     The foregoing description of the amendments to the employment agreements does not purport to be complete and is qualified in its entirety by reference to the amendments to the employment agreements, which are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5 and are incorporated herein by reference.
Section 5 — Corporate Governance and Management
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 30, 2008, the Company consummated an exchange offer to its employees and non-employee directors (or a designated affiliate of one of the foregoing) to exchange their outstanding options to purchase the Company’s Class A Common Stock, par value $0.01 per share (“Class A Common Stock), that were granted on or after October 2, 2000 (“eligible options”) for a combination of restricted shares of our Class A Common Stock (“restricted shares”) and replacement options to purchase Class A Common Stock (“new options”).
     The Company’s named executive officers participated in the Offer and, as a result, received the following awards of restricted shares and new options in exchange for their eligible options:

	# Eligible	# of Restricted	# of New
Name	Options	Shares	Options
Lewis. W. Dickey, Chairman President and Chief Executive Officer	1,350,000	69,244	203,686
Martin R. Gausvik, Executive Vice President, Treasurer and Chief Financial Officer	1,050,000	53,856	167,705
Jon G. Pinch, Executive Vice President and Co-Chief Operating Officer	398,377	20,433	62,924
John W. Dickey, Executive Vice President and Co-Chief Operating Officer	1,150,000	58,985	185,539
     The restricted shares and new options were issued under the Company’s 2008 Equity Incentive Plan and have a grant date of December 30, 2008. The exercise prices for the new options were based upon the closing price of the Class A Common Stock on the grant date, which was $2.54. As a result, in general, the first one-third of the new options is exercisable at

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$2.54 per share, the second one-third at $2.92 per share, and the final one-third at $3.30 per share. In accordance with federal tax law with respect to incentive stock options, the exercise price for the first one-third of the new options granted to Messrs. L. Dickey and J. Dickey was set at $2.79. In accordance with the terms of the Offer, assuming the participants continue to meet the requirements for vesting specified in the award certificates governing the restricted shares and new options, the restricted shares and new options will vest at the rate of (1) 50% on the second anniversary of the date of grant and (2) 25% on each of the two succeeding anniversaries thereafter.
Section 9 — Financial Statements and Exhibits
Item 9.01 — Financial Statements and Exhibits.

10.1	Voting Agreement, dated as of January 6, 2009, by and among the Company and the Dickey Stockholders

10.2	First Amendment to Employment Agreement, dated as of December 31, 2008, between the Company and Lewis W. Dickey, Jr.

10.3	First Amendment to Employment Agreement, dated as of December 31, 2008, between the Company and John W. Dickey

10.4	First Amendment to Employment Agreement, dated as of December 31, 2008, between the Company and John G. Pinch

10.5	First Amendment to Employment Agreement, dated as of December 31, 2008, between the Company and Martin R. Gausvik

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.
By:	/s/ Martin R. Gausvik
	Name:	Martin R. Gausvik
	Title:	Executive Vice President and Chief Financial Officer
Date: January 6, 2009

EXHIBIT LIST

10.1	Voting Agreement, dated as of January 6, 2009, by and among the Company and the Dickey Stockholders

10.2	First Amendment to Employment Agreement, dated as of December 31, 2008, between the Company and Lewis W. Dickey, Jr.

10.3	First Amendment to Employment Agreement, dated as of December 31, 2008, between the Company and John W. Dickey

10.4	First Amendment to Employment Agreement, dated as of December 31, 2008, between the Company and John G. Pinch

10.5	First Amendment to Employment Agreement, dated as of December 31, 2008, between the Company and Martin R. Gausvik